UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011 (May 5, 2011)
GAYLORD ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders (the “Annual Meeting”) of Gaylord Entertainment Company (the “Company”) held on May 5, 2011 at the Gaylord Opryland Resort and Convention Center in Nashville, Tennessee, the Company’s stockholders approved the Gaylord Entertainment Company Amended and Restated 2006 Omnibus Incentive Plan (the “2006 Plan”), effective as of May 5, 2011 (the “Effective Date”). A brief description of the 2006 Plan is included in the Company’s definitive proxy statement for the Annual Meeting previously filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, a total of 46,020,748 shares of the Company’s common stock, out of a total of 48,327,497 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:
1. Election to the Company’s Board of Directors of the following 11 director nominees:

	For	Withheld	Broker Non-Votes
Glenn J. Angiolillo	43,219,927	424,035	2,376,786
Michael J. Bender	43,213,553	430,409	2,376,786
E.K. Gaylord II	42,595,085	1,048,877	2,376,786
Ralph Horn	43,220,193	423,769	2,376,786
David W. Johnson	41,354,063	2,289,899	2,376,786
Ellen Levine	43,461,017	182,945	2,376,786
Terrell T. Philen, Jr.	43,493,325	150,637	2,376,786
Robert S. Prather, Jr.	43,287,770	356,192	2,376,786
Colin V. Reed	42,947,158	696,804	2,376,786
Michael D. Rose	43,311,717	332,245	2,376,786
Michael I. Roth	43,004,129	639,833	2,376,786
2. Ratification of selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for 2011:

For	Against	Abstentions
45,106,169	883,632	30,947
3. Approval of the Gaylord Entertainment Company Amended and Restated 2006 Omnibus Incentive Plan:

For	Against	Abstentions	Broker Non-Votes
38,987,783	4,528,727	127,452	2,376,786

4. Adoption of a non-binding advisory resolution on the Company’s executive compensation as described in the Company’s 2011 proxy statement (“say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
39,084,928	1,696,069	2,862,965	2,376,786
5. Adoption of a non-binding advisory recommendation that the Company conduct future say-on-pay votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
38,015,466	184,396	2,535,642	2,908,458	2,376,786
On May 5, 2011, following the Annual Meeting, the Company’s Board of Directors adopted a resolution providing that an advisory vote on executive compensation would be held every year until the next required advisory vote on the frequency of such votes occurs.
..

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: May 11, 2011	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Executive Vice President, General Counsel and Secretary